Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

American Honda Finance Corporation (the “Company”)
Barclays Capital Inc.

BNP Paribas Securities Corp.

Citigroup Global Markets Inc.

SMBC Nikko Securities America, Inc.

TD Securities (USA) LLC

Wells Fargo Securities, LLC

(together, the “Specified Parties”)

Re: Honda Auto Receivables 2020-3 Owner Trust – Data File and XML File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in (i) an electronic data file entitled “2020-3 UWR01 B292 Jul2020 2-5B Reg ABII Short list 081020.txt,” provided by the Company on August 10, 2020 (the “Data File”), containing certain information related to 128,400 motor vehicle retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks (“Receivables”) as of July 31, 2020 (the “Initial Cutoff Date”), and (ii) an electronic data file entitled “HAROT 2020-3 B292 Honda_ex102_Jul2020_Initial_2-5B.csv,” provided by the Company on August 14, 2020, containing certain information related to 128,400 Receivables as of July 31, 2020 (the “XML File”), both related to a portfolio of Receivables which we were informed are intended to be included as collateral in the offering by Honda Auto Receivables 2020-3 Owner Trust. The Company is responsible for the specified attributes identified by the Company in the Data File and the XML File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively, unless otherwise stated.

•	The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

•	The term “AHFC Systems” means the Company’s computer systems and includes the Company’s Customer Account Servicing System (“CASS”), and/or Auto Finance Servicing System (“AF”).

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

•	The term “Receivable File” means any file containing some or all of the following documents provided by the Company for each of the Selected Receivables (defined below): Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, screen shots from AHFC Systems, Certificate of Title, Title Application, Security Interest Filing, Notification of Lien Perfection, “Title” or “Lien Perfection” screen shot from DealerTrack, and/or Credit Application. We make no representation regarding the validity, enforceability, or authenticity of such Receivable File documents.

I.	The Selected Receivables

We randomly selected a sample of Receivables from the Data File, utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables,” as listed in Exhibit A attached hereto).

II.	The Data File

A.	For each Selected Receivable, we compared the specified attributes listed below contained in the Data File to the corresponding information appearing in the respective Receivable File. The Specified Parties indicated that the absence of any of the documents noted below, or the inability to agree the indicated information from the Data File to the Receivable File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/Instructions
First Payment Date	Installment Sale Contract and instructions provided by the Company described below
Receivable Number	Installment Sale Contract
Original Amount Financed	Installment Sale Contract
Number of Payments	Installment Sale Contract, “Contract Information” screen shot from AHFC Systems, and instructions provided by the Company described below
Scheduled Monthly Payment	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter
Annual Percentage Rate (“APR”)	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below
New vs. Used	Installment Sale Contract, Title Application, “Contract Information” screen shot from AHFC Systems, and instructions provided by the Company described below
Collateral Type (Honda or Acura)	Installment Sale Contract
Loan Type (Simple Interest)	Installment Sale Contract, and instructions provided by the Company described below
Origination Date	Installment Sale Contract

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Attribute	Receivable File/Instructions
Original Maturity Date	Installment Sale Contract and instructions provided by the Company described below
Model	Installment Sale Contract, “Collateral Information” screen shot from AHFC Systems
Current Maturity Date	Installment Sale Contract, “Account Inquiry” screen shot from AHFC Systems, and instructions provided by the Company described below
Legal Owner or Lien Holder Name	Certificate of Title, Title Application, Security Interest Filing, Notification of Lien Perfection, “Title” or “Lien Perfection” screen shot from DealerTrack, and instructions provided by the Company described below

 For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivable information in the Data File stated the First Payment Date was the first day of the following month. We were informed by the Company that AHFC Systems does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, AHFC Systems will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date.

For purposes of comparing Number of Payments, in the event the Number of Payments did not agree to the number stated in the Installment Sale Contract, we were instructed by the Company to compare the Number of Payments to the number stated in the “Original Term” field on the “Contract Information” screen shot from AHFC Systems.

For purposes of comparing APR, in the event the APR did not agree to the percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the APR to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the APR by subtracting the applicable percentage stated in the Rate Modifier section in the Origenate Approval Form from the percentage stated in the Installment Sale Contract. We compared the recomputed APR to the APR in the Data File.

For purposes of comparing New vs. Used, in the event New vs. Used did not agree to the corresponding information in the Installment Sale Contract, we were instructed by the Company to compare New vs. Used to the Title Application or the “Contract Information” screen shot from AHFC Systems. We were further instructed by the Company to deem the vehicle to be “Used” if the vehicle was identified as “Certified” in the Title Application.

For purposes of comparing Loan Type, in the event Loan Type was not stated in the Installment Sale Contract, the Company informed us that Simple Interest is the only Loan Type available in AHFC Systems.

For purposes of comparing Original Maturity Date, in the event the Original Maturity Date was not stated in the Installment Sale Contract, we were instructed by the Company to recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. We compared the recomputed Original Maturity Date to the Original Maturity Date in the Data File.

For purposes of comparing Current Maturity Date, in the event the Current Maturity Date did not agree to the date stated in the Installment Sale Contract (i.e., the Original Maturity Date) or the recomputed Original Maturity Date, we were instructed by the Company to compare the Current Maturity Date to the date stated in the screen shot from AHFC Systems as of the Initial Cutoff Date.

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For purposes of comparing Legal Owner or Lien Holder Name, the Company instructed us to consider variations due to spelling, abbreviation, truncation, or punctuation of the full legal name to be acceptable.

The information regarding the Selected Receivables in the Data File was found to be in agreement with the respective information appearing in the Receivable Files, except as listed in Exhibit B. Based on the results of the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 128,400 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

B.	In addition to the procedures described above, for each Selected Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter)

•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the signature(s).

III.	The XML File

For each Selected Receivable, we compared the specified attributes listed below contained in the XML File to the corresponding information appearing in the respective Receivable File and/or Data File. The Specified Parties indicated that the absence of any of the documents noted below, or the inability to agree the indicated information from the XML File to the Receivable File and/or the Data File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/Instructions
Original Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below
Next Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below
Reporting Period Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below
Origination Date	Installment Sale Contract and instructions provided by the Company described below

4

Attribute	Receivable File/Instructions
First Payment Date	Installment Sale Contract and instructions provided by the Company described below
Maturity Date	Installment Sale Contract and instructions provided by the Company described below
Recomputed Original Loan Term	Installment Sale Contract and instructions provided by the Company described below
Recomputed Grace Period Number	Installment Sale Contract and instructions provided by the Company described below
Subvented	“Accrual Group” screen shot from AHFC Systems and instructions provided by the Company described below
Current Delinquency Status	“Delinquency Summary” screen shot from AHFC Systems and instructions provided by the Company described below

For purposes of comparing Original Interest Rate Percentage, Next Interest Rate Percentage, and Reporting Period Interest Rate Percentage, in the event the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage did not agree to the percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage by subtracting the applicable percentage stated in the Rate Modifier section in the Origenate Approval Form from the percentage stated in the Installment Sale Contract. We compared the recomputed Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage in the XML File.

For purposes of comparing Origination Date, the Company instructed us to compare the month and year of the Origination Date in the XML File to the month and year of the Origination Date in the Receivable File.

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivables information in the XML File stated the First Payment Date was the first day of the following month. We were informed by the Company that AHFC Systems does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, AHFC Systems will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date. The Company instructed us to compare the month and year of the First Payment Date in the XML File to the month and year of the First Payment Date in the Receivable File.

For purposes of comparing Maturity Date, the Company instructed us to compare the month and year of the Maturity Date in the XML File to the month and year of the Current Maturity Date in the Receivable File.

For purposes of comparing Recomputed Original Loan Term, the Company instructed us to recompute the Original Loan Term as the difference in months between the “DATEMAT” and the “DATEORIG” fields in the Data File. We compared the Recomputed Original Loan Term to the Original Loan Term in the XML File.

5

For purposes of comparing Recomputed Grace Period Number, the Company instructed us to recompute the Grace Period Number as the difference in months between the “DATEFPAY” and the “DATEORIG” fields in the Data File. We compared the Recomputed Grace Period Number to the Grace Period Number in the XML File.

For purposes of comparing Subvented, the Company instructed us to compare the “Original Unearned Amount” field in the “Accrual Group” screen shot from AHFC Systems to the value in the “subvented” field in the XML File. If the “Original Unearned Amount” field contained an amount greater than zero, the Company instructed us to consider the Selected Receivable to be Subvented. If the “Original Unearned Amount” field was blank, the Company instructed us to consider the Selected Receivable to not be Subvented.

For purposes of comparing Current Delinquency Status, in the event the “Total Days Past Due” field in the “Delinquency Summary” screen shot from AHFC Systems did not agree to the value in the “currentDelinquencyStatus” field in the XML File, the Company informed us that the difference is due to the timing of payment processing. To determine the day a payment is posted, a cut-off time is established a few hours before the end of the day to allow for batch processing and reconciliation of payments in AHFC systems. When the cut-off time is reached, the Current Delinquency Status in AHFC Systems is advanced by one day (or two days on Monday to account for Sunday being a non-processing day) to reflect the Current Delinquency Status at the end of the day, and payments received after the cut-off time will have a posting date of the following day. For purposes of comparing Current Delinquency Status for such instances, the Company instructed us to recompute the Current Delinquency Status by adding the number of days between the Initial Cutoff Date and the date the payment was processed/posted in AHFC Systems to the Current Delinquency Status in AHFC Systems as of the immediately preceding day before the Initial Cutoff Date. We compared the recomputed Current Delinquency Status to the “Current Delinquency Status” field in the XML File.

The information regarding the Selected Receivables in the XML File was found to be in agreement with the respective information appearing in the Receivable Files and/or Data File. Based on the results of the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 128,400 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File and the XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the XML File, the Receivable Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Receivable Files, which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

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The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
September 9, 2020

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Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*
1	20203001	60	20203060	119	20203119	178	20203178	237	20203237
2	20203002	61	20203061	120	20203120	179	20203179	238	20203238
3	20203003	62	20203062	121	20203121	180	20203180	239	20203239
4	20203004	63	20203063	122	20203122	181	20203181	240	20203240
5	20203005	64	20203064	123	20203123	182	20203182	241	20203241
6	20203006	65	20203065	124	20203124	183	20203183	242	20203242
7	20203007	66	20203066	125	20203125	184	20203184	243	20203243
8	20203008	67	20203067	126	20203126	185	20203185	244	20203244
9	20203009	68	20203068	127	20203127	186	20203186	245	20203245
10	20203010	69	20203069	128	20203128	187	20203187	246	20203246
11	20203011	70	20203070	129	20203129	188	20203188	247	20203247
12	20203012	71	20203071	130	20203130	189	20203189	248	20203248
13	20203013	72	20203072	131	20203131	190	20203190	249	20203249
14	20203014	73	20203073	132	20203132	191	20203191	250	20203250
15	20203015	74	20203074	133	20203133	192	20203192	251	20203251
16	20203016	75	20203075	134	20203134	193	20203193	252	20203252
17	20203017	76	20203076	135	20203135	194	20203194	253	20203253
18	20203018	77	20203077	136	20203136	195	20203195	254	20203254
19	20203019	78	20203078	137	20203137	196	20203196	255	20203255
20	20203020	79	20203079	138	20203138	197	20203197	256	20203256
21	20203021	80	20203080	139	20203139	198	20203198	257	20203257
22	20203022	81	20203081	140	20203140	199	20203199	258	20203258
23	20203023	82	20203082	141	20203141	200	20203200	259	20203259
24	20203024	83	20203083	142	20203142	201	20203201	260	20203260
25	20203025	84	20203084	143	20203143	202	20203202	261	20203261
26	20203026	85	20203085	144	20203144	203	20203203	262	20203262
27	20203027	86	20203086	145	20203145	204	20203204	263	20203263
28	20203028	87	20203087	146	20203146	205	20203205	264	20203264
29	20203029	88	20203088	147	20203147	206	20203206	265	20203265
30	20203030	89	20203089	148	20203148	207	20203207	266	20203266
31	20203031	90	20203090	149	20203149	208	20203208	267	20203267
32	20203032	91	20203091	150	20203150	209	20203209	268	20203268
33	20203033	92	20203092	151	20203151	210	20203210	269	20203269
34	20203034	93	20203093	152	20203152	211	20203211	270	20203270
35	20203035	94	20203094	153	20203153	212	20203212	271	20203271
36	20203036	95	20203095	154	20203154	213	20203213	272	20203272
37	20203037	96	20203096	155	20203155	214	20203214	273	20203273
38	20203038	97	20203097	156	20203156	215	20203215	274	20203274
39	20203039	98	20203098	157	20203157	216	20203216	275	20203275
40	20203040	99	20203099	158	20203158	217	20203217	276	20203276
41	20203041	100	20203100	159	20203159	218	20203218	277	20203277
42	20203042	101	20203101	160	20203160	219	20203219	278	20203278
43	20203043	102	20203102	161	20203161	220	20203220	279	20203279
44	20203044	103	20203103	162	20203162	221	20203221	280	20203280
45	20203045	104	20203104	163	20203163	222	20203222	281	20203281
46	20203046	105	20203105	164	20203164	223	20203223	282	20203282
47	20203047	106	20203106	165	20203165	224	20203224	283	20203283
48	20203048	107	20203107	166	20203166	225	20203225	284	20203284
49	20203049	108	20203108	167	20203167	226	20203226	285	20203285
50	20203050	109	20203109	168	20203168	227	20203227	286	20203286
51	20203051	110	20203110	169	20203169	228	20203228	287	20203287
52	20203052	111	20203111	170	20203170	229	20203229
53	20203053	112	20203112	171	20203171	230	20203230
54	20203054	113	20203113	172	20203172	231	20203231
55	20203055	114	20203114	173	20203173	232	20203232
56	20203056	115	20203115	174	20203174	233	20203233
57	20203057	116	20203116	175	20203175	234	20203234
58	20203058	117	20203117	176	20203176	235	20203235
59	20203059	118	20203118	177	20203177	236	20203236

(*) The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B
Exception List (Data File)
Selected Receivable Number	Receivable Number	Attribute	Per Data File	Per Receivable File
2	20203002	First Payment Date	8/2/2016	8/1/2016
2	20203002	Original Maturity Date	7/2/2021	7/1/2021
2	20203002	Current Maturity Date	7/2/2021	7/1/2021
197	20203197	Origination Date	9/21/2019	9/20/2019